U.S.SECURTIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Post-effective amendment No. 3

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Name of Registrant as specified in Charter: AEGIS VALUE FUND, INC.
Address of principal office:                1100 North Glebe Road, Suite 1040
                                            Arlington, VA 22201
                                            (703) 528-7788

Name and Address of Agent for Service:       Mr. Thomas C. Roberts
                                             17521 Shenendoah Court
                                             Ashton, MD 20861

It is proposed that this filing will become effective immediately upon filing pursuant tp paragraph (b).

Title of Securities Being Registered:    Common Stock, $0.001 par value

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares by this Registration Statement. This Prospectus contains important information about the Fund that you should know before investing. Please read it carefully and retain it for future reference.

The Aegis Value Fund seeks to achieve long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.



LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AEGIS VALUE FUND, INC.
PROSPECTUS & APPLICATION
OCTOBER 29, 1999

AEGIS VALUE FUND, INC.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Phone: 800-528-3780
Fax: 703-528-1395
www.aegisvaluefund.com

Table of Contents

About the Fund

Goal and Strategies              			3
Principal Risks			                 	4
Performance				                    	8
Fees and Expenses			               	9
Management of the Fund		          	11

About Your Account

How to Purchase Shares		          	12
How to Redeem Shares		            	14
Dividends and Distributions	      	16
Tax Consequences	               			16
Shareholder Accounts and Services 	17
Financial Highlights		            	19
For More Information		            	20

AEGIS VALUE FUND, INC.

Goal and Strategies

Goal
	The Fund's principal investment goal is to seek long-term capital appreciation.

Principal Investment Strategy

	The Fund's portfolio will be primarily invested in common stocks that are believed to be materially undervalued by the Fund's managers based on a company's book value, revenues or cash flow and possess the potential for significant capital appreciation.  This investment style is commonly known as a "deep value" portfolio strategy.  Common stocks generally entitle the holder to participate in a company's business operating results.
	In choosing common stocks that are materially undervalued, the Fund's manager focuses on companies that sell at prices well below the major stock market average valuations in relation to their corporate book values, revenues or cash flows.  For example, if the broad market averages are priced at three times book value and 14 times cash flow, the Fund will focus on securities priced at much less than three times book value and/or much less than 14 times cash flow.  The Fund's portfolio, as a whole, will typically fall in the bottom quartile of all U.S. stocks when comparing share prices to company book value, revenues or cash flow.
	Companies may become significantly undervalued due to an industry downturn, unfavorable news, poor economic conditions, a stock market decline, tax-loss selling or anticipated negative developments affecting a company.  The Fund will often invest in companies that are attempting to recover from business setbacks or a cyclical downturn (commonly known as "turnaround situations").
	Managers of the Fund will consider a variety of  factors in choosing an investment, such as industry conditions, strength of management, various hidden asset values, significant market share for certain products, control of product distribution networks, reputation within the industry, and likely catalysts for realizing shareholder value.
	Unlike most mutual fund managers, the Fund's managers will focus their research more on a company's balance sheet and the quality of its operating cash flow rather than reported earnings per share.  Companies are analyzed for their long-term "intrinsic value", meaning their ability to produce cash from operations or the potential sale of assets. The Fund will often purchase shares of companies which have minimal earnings per share, or may even be reporting losses, if the Fund's managers believe that the shares are trading at a significant discount to their intrinsic value on a longer-term basis.
	Many of the Fund's portfolio holdings are stocks of small capitalization companies, which have a market capitalization of less than $1 billion.
 Market capitalization is the total market value of a company's outstanding stock.  The Fund may invest up to 10% of its total assets in foreign securities.

	The Fund's goal is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.  The Fund's shares are not intended for investors seeking short-term price appreciation or for purposes of any market timing strategy.

Temporary Investments

	The Fund's managers may take a temporary defensive position when the securities markets are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist. Under these circumstances, the Fund may be unable to pursue its investment goal, because it may not invest or may invest less in securities of companies that the managers believe are undervalued in the marketplace relative to underlying asset values.

Principal Risks

	Because the stocks held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down. This means that you could lose money over short or even extended periods of time.

Stocks

	While common stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more significantly in the shorter term.  These price fluctuations may result from factors affecting individual companies, the company's industry, or the securities markets as a whole.
 Value stocks in particular may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up its share price.

Smaller companies

	Historically, smaller company securities have been more volatile in price than larger company securities, especially in the shorter term.  Such companies may not be well-known to the investing public, may not have significant institutional ownership or analyst coverage, and their shares may be more volatile in price, have lower trading volumes and have wider market spreads between bid and ask prices than the shares of larger companies.
	Small and mid-size companies also sometimes have limited product lines, management depth, financial resources and market shares.  Therefore, the companies are more vulnerable to adverse business or economic developments, and their shares may involve considerably more risk than shares of larger and more seasoned companies.
	The purchase and sale of such securities may have a greater impact on their market prices than would be the case with larger capitalization stocks.
 Accordingly, the Fund will not trade its holdings frequently, and the Fund's investment philosophy requires a long-term horizon.  The Fund should not be used as a "market timing" or short-term trading vehicle.

Value Investing

	The Fund's policy of investing in securities that may be out of favor in the stock market, as well as turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.  There is always the possibility that the managers of the Fund may be incorrect in their assessment of a particular industry or company, or that the managers may not buy these securities at their lowest possible prices or sell them at their highest possible prices.
	Also, at certain times, the market will have investment cycles when "growth"
 stocks may significantly outperform the "value" stocks typically owned by the Fund.
	Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly during economic downturns.  Some companies which are reporting poor earnings may have difficulty retaining existing customers and suppliers, or have difficulty attracting new customers.  They may also have difficulty generating sufficient cash flow and obtaining additional financing to maintain or expand their business operations.

Foreign Securities

	The Fund may invest up to 10% of its total assets in foreign securities. Foreign securities and American Depositary Receipts (ADR's) involve risks that increase the potential for losses in the Fund.
	Stock market movements in any country where the Fund has investments will likely affect the value of the securities which the Fund owns in that country. The movements will affect the Fund's share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United
 States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.
	To the extent that the Fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities owned by the Fund and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer
 U.S. dollars. Devaluation of a foreign currency will also have a significant impact on the value of securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

Euro

	On January 1, 1999 the European Monetary Union introduced a new currency, the euro, which will eventually replace the national currency for participating member countries. Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. It will also make it difficult to predict the impact of the euro on business and financial conditions in Europe, and their effect on the Fund's investment performance.

Interest Rates

	When interest rates rise, debt security prices fall and may sometimes cause the stock market to decline.  When interest rates fall, debt security prices go up and may help the stock market climb.
	Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Because the level of interest rates has an impact on corporate profits, changing interest rates can affect the value of the Fund's securities and the Fund's performance.

Year 2000

	When evaluating current and potential portfolio positions, the Year 2000 problem ("Y2K"-a computer's inability to distinguish between the year 1900 and the year 2000 when it reads "00") is one of the factors considered by the Fund's managers.
	The managers will rely upon public filings and other statements made by companies about their Year 2000 readiness.
 Issuers in foreign countries may not have the same level of disclosure about Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit each company and its suppliers to verify their Year 2000 readiness.
	If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its stock will also be adversely affected. Any decrease in the value of the Fund's portfolio holdings will have a negative impact on the Fund's performance.

	More detailed information about the Fund, its investment policies, risks and management can be found in the Fund's Statement of Additional Information
 (SAI).

Performance

Performance Returns
	This bar chart and table show the variability of the Fund's returns, which is one indicator of the risk of investing in the Fund.

	Aegis Value Fund Performance History For Fiscal Years Ending August 31st

		                         	1998				1999

                       			-17.90%			33.86%

Best and Worst Quarterly Returns
   	The Fund's best quarterly return since its inception May 15, 1998 was the quarter ending 6/30/99: 19.33%. The Fund's worst quarterly return since inception was the quarter ending 9/30/98: -9.10%.
	As of September 30, 1999, the Fund's year-to-date total return was 12.05%.

Average Annual Total Returns
	Returns calculated for the period ended December 31, 1998
                         					Since inception
					                            5/15/98
Aegis Value Fund			               0.93%
Russell 2000 Value Index(1)     -12.84%

(1) Source: Frank Russell Company. The unmanaged Russell 2000 Value Index is selected from among the smaller companies in the Russell 3000 universe. It includes companies with market capitalizations of at least $175 million, contains approximately 700 securities, and excludes companies with high price/book ratios and high forecasted growth rates. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All performance assumes reinvestment of dividends and capital gains.

Fees and Expenses

Summary of Fees and Expenses
	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum  Sales Charge (Load) Imposed on Purchases	                		None
Maximum  Sales Charge (Load) Imposed on Reinvested Dividends       	None
Redemption Fee	 						                                            		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees		                             				1.20%
Distribution and Service (12b-1) Fees	           	None
Other Expenses 					                             	1.43%(1)
Total Fund Operating Expenses (before waivers)    	2.62%(1)
Footnote:

(1) The amount of "Other Expenses" does not reflect an agreement between the Fund and the Fund's advisor to waive reimbursement and to absorb other expenses which exceed 0.30% of net assets at the end of each quarter. The Fund's advisor expects to continue the waiver for the current fiscal year; however, it may discontinue the agreement at any time after August 31, 2000. As a result of this waiver, other expenses are 0.30% and total fund operating expenses are 1.50% for the most recent fiscal year.

Example
	This example is intended to help you compare the cost of investing in the
 Fund with the cost of investing in other mutual funds.
	The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
 The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                  	1 Year  	3 Years  	5 Years  	10 Years
	                   $270   		$850   		$1,490   	$3,390

Performance Graph:

          		Performance for Fiscal Years Ending August 31st (Assumes a $10,000.00 Lump Sum Investment on May 15, 1998)

                           					8/31/98    			8/31/99

Aegis Value Fund            			$8,210.00	 		$10,990.00
Russell 2000 Value Index      	$7,564.00 			$ 8,629.00

Annual total returns for the period ended August 31, 1999

				                        	1 Year          	Since Inception (5/15/98)

Aegis Value Fund          			33.86%		                 9.90%
Russell 2000 Value Index    	14.08%               		-13.71%

(Past performance does not predict future performance)

Management

Investment Advisor

	Berno, Gambal & Barbee, Inc., 1100 North Glebe Road, Suite 1040, Arlington,
 Virginia 22201, is the Fund's investment advisor.  The firm has operated as a registered investment advisor since 1994, manages over $30 million in private account portfolios, and has served as the Fund's manager since its inception May 15, 1998.

Portfolio Managers

	The three Managing Directors of Berno, Gambal & Barbee, Inc. (BGB) will together oversee day-to-day Fund operations and by consensus will make all Fund investment decisions.

	William S. Berno, Managing Director, is a Chartered Financial Analyst, was a
 co-founder of BGB in 1994 and has been employed by the firm for the past five years.  He has over twenty years' experience in the securities industry. Mr. Berno took his degree from the University of Virginia in 1975, and received an M.B.A. degree with distinction from the University of
 Michigan in 1977.

	Paul Gambal, Managing Director, was a co-founder of BGB in 1994 and has been employed by the firm for the past five years.  He has over fifteen years'
 experience in the securities industry.  Mr. Gambal graduated from Kenyon
 College in 1982, and received his M.B.A. degree from The School of Business and Public Management at George Washington University in 1992.

	Scott L. Barbee, Managing Director, is a Chartered Financial Analyst, and joined BGB in 1997. From 1993 to 1995, Mr. Barbee was an oil service
 Equity Research Analyst and later an oil service Investment Banking Analyst at Simmons & Company in Houston, Texas. He later worked as an Equity
 Research Analyst with investment management boutique Donald Smith & Company in Paramus, New Jersey. Mr. Barbee graduated from Rice University in 1993 and received an M.B.A. degree from the Wharton School at the University of Pennsylvania in 1997.

Advisor Compensation

	The Fund pays its manager a fee for managing the Fund's assets and making its investment decisions. As compensation for its services, the Fund paid
 BGB for the fiscal year ended August 31, 1999 an advisory fee of 1.20% of the Fund's average net assets.

Year 2000 Problem

	The services provided to the Fund by its investment advisor, custodian, and other vendors depend upon the smooth functioning of their computer systems and those of their outside service providers.  Many computers currently use a two digit date field to represent the calendar year, and unless these systems are changed or modified, they cannot distinguish the year 1900 from the year 2000 (commonly referred to as the "Year 2000" problem).  This specific problem may cause a computer system to crash or malfunction. Such an event could have a negative impact on the Fund's trades, payments, pricing and account services and therefore adversely affect the Fund's operations.
	Although there can be no assurance that there will be no adverse impact from this "Year 2000" problem, the Fund's advisor and its custodian have advised the Fund that they have been working on changes for the year 2000 and expect their computer systems to be adapted in time for that event.  Of course, the
 Fund's ability to reduce the effects of the "Year 2000" problem is also very much dependent upon the efforts of third parties over which the Fund and its manager may have no control.
	While the Fund's service vendors will incur expenses to upgrade their computers, the Fund itself will incur no direct expenses related to the
 "Year 2000" problem.

Your Account

How to Purchase Shares

	The Fund's shares are sold without a sales charge. The price paid for shares is the net asset value next determined following the receipt of the purchase order in proper form by the Fund.  "Proper form" is defined as including all required account information and payment or instructions for payment by wire or from a broker.  The Fund reserves the right to reject any specific purchase order, and the right to suspend the offering of Fund shares to new investors.  You may only purchases shares if the Fund is eligible for sale in your state or jurisdiction.

Calculation of Net Asset Value

	Net asset value per share is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for business.  The net asset value per share is determined by dividing the total closing market value of the Fund's investments plus cash and other assets, including accrued income, less any liabilities, including accrued expenses, by the number of outstanding shares of the Fund.
	In determining net asset value, securities listed on an exchange or the
 NASDAQ National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made, or, if no sale is reported for that day, at their closing bid price for listed securities and at the average of their bid and ask prices for NASDAQ securities.
	Quotations are taken from the market where the security is primarily traded.
 Other over-the-counter securities for which market quotations are readily available are valued at their bid price.  Securities for which market quotations are not readily available may be carried at their fair value as determined in good faith under procedures established and supervised by the
 Board of Directors.
	Foreign securities, if held in the form of American Depository Receipts, are valued at the closing bid price of the ADR.

Opening an Account

	Shares of the Fund may be purchased through any existing brokerage account held by the investor, or directly from the Fund.  An Account Application must be completed and signed for each new account opened directly at the
 Fund.  The minimum initial investment in the Fund is $10,000, although for retirement accounts and IRA's the minimum initial investment is $2,000.
 The minimum subsequent purchase amount is $1,000.  The Fund reserves the right to change its investment minimums at any time.
	All purchases must be made in U.S. dollars and checks must be drawn on U.S.
 banks.  The Fund will not accept a check endorsed over by a third party.  A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid.  Investors who purchase Fund shares by check may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

	To open a regular account at the Fund by mail, simply complete and return an
 Account Application with a check made payable to Aegis Value Fund.  If you have any questions about the Fund or need assistance with your application, please call the Fund at (800)528-3780.  Certain types of investors, such as trusts, corporations, associations, partnerships or estates may be required to furnish additional documents when they open an account.  These documents may include corporate resolutions, trusts, wills, partnership agreements, trading authorizations, powers of attorney, or other documents. Applications and checks should be mailed to:

                      	Aegis Value Fund, Inc.
				              1100 N. Glebe Road, Suite 1040
				                  	Arlington, VA  22201

	To open a regular account at the Fund and then wire money for the initial investment in the Fund, please complete and sign an Account Application, then call the Fund at (800)528-3780 before wiring the funds. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

                        Chase Manhattan Bank
                          ABA#021-000-021
             For the account of Investec Ernst & Company
                        Account #140-080-524
                       FBO:  Aegis Value Fund
                       Account #228-00177-1-2

	To open a retirement account or IRA with the Fund, please call the Fund's office at (800)528-3780 and receive the necessary information and the special retirement account application to establish your account.

Additional Purchases

	To add money to an existing account at the Fund, make your check payable to
 Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the above address.  If wiring funds to your Fund account, be sure to wire for credit to Aegis Value Fund and include your name and account number in the wiring instructions.  Additional shares may also be purchased through any existing brokerage account held by the investor.

	Any purchase orders or funds received after 4:00 p.m. Eastern time will be processed at the next day's closing net asset value. All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place.

	No share certificates will be issued except for shareholders who are required by regulation to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the investor's brokerage firm or by the Fund, as the case may be. Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.

How to Redeem Shares

	Shareholders may redeem shares as described below on any day the Fund is open for business. Shares will be redeemed at the next determined net asset value after the Fund receives the redemption request in good form.
 Redemption requests received after 4:00 p.m. Eastern time will be processed at the next day's closing net asset value.

By Mail

	To redeem shares held by the Fund in writing, send a request in good form to the Fund at:

                       Aegis Value Fund, Inc.
                   1100 N. Glebe Road, Suite 1040
                       Arlington, VA  22201

A request "in good form" means that the request includes all of the following:

1. The name of the Fund and the shareholder's account number.
2. The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners exactly as they are registered on the account.
4. Signatures guaranteed. The shareholder signatures must be guaranteed by an
  "eligible guarantor institution" as such term is defined in Rule	 17Ad-15
   under the Securities and Exchange Act of 1934, which includes FDIC-insured banks, brokerage firms, credit unions, or other eligible guarantor. A notary public is not an acceptable guarantor.
5. Share certificates, if held by the shareholder.
6. Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

	If you have any questions about what is required for your redemption request, please call the Fund at (800)528-3780.

	Payment will normally be made by the Fund within one business day, but not later than seven calendar days after receipt of the redemption request.
 However, payment of redemption proceeds may be delayed until the purchase check has cleared, or up to fifteen days from the date of purchase, whichever occurs first.

	In unusual circumstances, the Fund  may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

	If a shareholder redeems shares of the Fund with the assistance of a broker-dealer, he or she should be aware that there may be a charge to the shareholder for such services.

	You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have an agreement with the Fund.  The transfer will be processed after the Fund receives authorization in proper form from your delivering securities dealer.

Retirement Distributions

	A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and ascertaining the withholding requirement applicable to the distribution. If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

By Wire Transfer

	A shareholder can request to have redemption proceeds wired to the shareholder's specified bank account, but full and complete wire instructions must be included in the written redemption request and the Fund's custodian will charge a $20.00 fee to make the wire transfer.

Account Minimum

	The Fund requires that a shareholder maintain a minimum of $1,000 in an account to keep the account open. The Fund may, upon 30 days' prior written notice to a shareholder, redeem shares in any account other than a retirement account if the account has an asset value, not attributable to market fluctuations, less than $1,000.

Dividends and Distributions

	The Fund expects to declare and pay income dividends annually, generally in
 December, representing substantially all of the Fund's net investment income.
 Capital gains, if any, may be distributed annually by the Fund, also generally in December.  The amount of the Fund's distributions will vary and there is no guarantee the Fund will pay dividends.
	To receive a distribution, you must be a shareholder of the Fund on the record date.  The record dates for the Fund's distributions will vary.
 Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution.
	Distributions may be taken in cash or in additional shares at net asset value.  Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless a shareholder has elected, by written notice to the Fund, to receive dividends and capital gain distributions in cash.

Tax Consequences

	Generally, distributions from the Fund's net investment income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Distributions of long-term capital gains will be taxable to the shareholder as long-term capital gains regardless of the length of time shares have been held. The Fund's distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each January, the Fund will mail a statement that shows the tax status of the distributions you received for the previous year.

Sale of Shares

	The redemption of shares of the Fund is a taxable event, and a shareholder may realize a capital gain or a capital loss. The Fund will report to redeeming shareholders the proceeds of their sales. The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares. The Fund is not responsible for computing your capital gains or capital losses on the redemption of shares.

	Fund distributions and gains from the sale of Fund shares will generally be subject to state and local income tax.  Non-U.S. investors may be subject to U.S. withholding and state tax.  You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

Backup Withholding

	By law, some Fund shareholders may be subject to a 31% tax withholding on reportable dividends, capital gains distributions, and redemption proceeds. Generally, shareholders subject to this "backup withholding" will be those for whom a taxpayer identification number is not on file with the Fund; or who, to the Fund's knowledge, have furnished an incorrect number; or from whom the IRS has instructed the Fund to withhold tax. In order to avoid this withholding requirement, you must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

Shareholder Account Services

Account Information

	The Fund will establish an account for each shareholder purchasing shares directly from the Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions. When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distributions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.


Annual Statements

	The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions. The Fund will also provide year-end tax information mailed to the shareholder by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

Fund Reports

	The financial statements of the Fund with a summary of portfolio composition and performance, along with the management's letter to shareholders, will be mailed to each shareholder twice a year.

Automatic Reinvestment

	Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Fund. Such distributions will be reinvested at the net asset value determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.


Financial Highlights

	The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by
Bish & Haffey, P.C., whose report, along with the Fund's financial statement are included in the annual report, which is available upon request.

						                                        	1998(3)    	1999

Net Asset Value,                         					$10.00	   		$8.21
Beginning of Period

Income from Investment Operations:
Net investment income                     				  0.01	   		 0.16
Net gain (loss) on securities (both	         	 (1.80)		  	 2.62
realized and unrealized)
  Total from Investment Operations	          	 (1.79)  			 2.78

Less Distributions:
Dividends from Net Investment Income	           0.00	   		(0.08)
Distributions from Net Realized Gains	          0.00	   		(0.04)
  Total Distributions				                       0.00		   	(0.12)

Net Asset Value, End of Period	              	 $8.21   		$10.87

Total Return	                             				(17.90%)			 33.86%

Ratios/Supplemental Data
  Net Assets, End of Period		                  	 845	 			 1,481
	(in thousands)
  Ratio of Expenses to Average               		1.50%(1)   1.50%
    	Daily Net Assets
  Ratio of Net Income to Average             		0.76%(1)   1.46%
    	Daily Net Assets
  Portfolio Turnover Rate                   			  6%(2)     33%

(1) Annualized
(2) Not Annualized
(3) Results for period from May 15, 1998 (inception) to August 31, 1998.

AEGIS VALUE FUND, INC.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (800)528-3780
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com

FOR MORE INFORMATION:

You can learn more about the Aegis Value Fund in the following documents:

               Annual/Semi-Annual Report to Shareholders

The annual shareholder report includes a discussion of recent market conditions and Fund investment strategy, financial statements, detailed performance information, portfolio holdings, and the auditor's report. Semi-annual reports provide unaudited financial statements.

               Statement of Additional Information (SAI)

The Statement of Additional Information (SAI) contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semi-annual report or the SAI, please call the Fund at (800)528-3780 or visit the Fund website at www.aegisvaluefund.com.


You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington , D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-9174




AEGIS VALUE FUND, INC.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Phone:  (703)528-7788
Fax:  (703)528-1395

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Eskander Matta
William R. Morris III

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor & Fund Agent
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Investec Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304





AEGIS VALUE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 29, 1999


	This Statement of Additional Information supplements the current Prospectus of Aegis Value Fund, Inc. (the "Fund") dated October 29, 1999.  This
 Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the
 Prospectus.  Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus.  A copy of the Prospectus may be obtained without charge by contacting the Fund at 1100 N. Glebe Road, Suite 1040, Arlington, VA 22201
 (800)528-3780.  Please retain this document for future reference.



Page (1)

Table of Contents

									                                                    	Page

Fund History...........................................         3

Description of the Fund and Its Investments and Risks..         3

Management of the Fund.................................         6

Principal Holders of Shares............................         8

Investment Advisory Services...........................         8

Distributor............................................         9

Custodian..............................................         9

Independent Accountants................................   	    10

Brokerage Allocation...................................        10

Description of Common Stock............................        11

Purchase, Redemption, and Pricing of Shares............        11

Tax Status.............................................        12

Underwriter............................................        12

Performance Data.......................................        12

Financial Statements...................................        13

Page (2)




Fund History

	Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on October 22, 1997 and commenced operations on May 15, 1998. A board of five directors is responsible for overseeing the Fund's affairs.

Description of the Fund and Its Investments and Risks

	The Fund is an open-end, diversified investment management company. Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a "no-load" mutual fund.
	The following investment policies and limitations supplement those set forth in the Fund's prospectus. As stated in the prospectus, the Fund's investment objective is to seek long-term capital appreciation through a strategy of value investing in common stocks. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations. It should be noted that Items 8 and 9 regarding illiquid investments and borrowing will be applied at all times, and not just at the initial time of the transaction.
	The Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional
 Information are operating policies and may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified prior to a material cahnge in opeating policy affecting the Fund.

	The Fund may not, as a matter of fundamental policy:
	1)  With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer.  This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
	2)  Invest more than 25% of its total assets in securities or issuers in any one industry.  This restriction does not apply to U.S. government securities.
	3)  Purchase more than 10% of the outstanding voting securities, or any class of securities of any one issuer.
	4)  Purchase securities on margin.  (But the Fund may obtain such short-term credits as may be necessary for the clearing of securities trades.)
	5)  Engage in any stock option strategy, whether listed or over-the-counter options.
	6)  Make short sales of securities.

 Page (3)

Description of the Fund and Its Investments and Risks (continued)
	7)  Invest in real property, real estate limited partnerships, or oil, gas or mineral exploration and development programs; although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate, oil, gas or minerals or sponsor such partnerships or programs.
 8)  The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including any private placements and Rule
 144A securities.  This percentage limitation will apply at all times, and not just immediately after purchase.
	9)  Borrow money, except that the Fund may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own shares.  Such temporary borrowings may not at any time exceed 5% of the value of the Fund's net assets.  No more than 10% of the value of the
 Fund's net assets at any time may be pledged as collateral for such temporary borrowings.
	10)  Buy or sell commodities, commodities futures contracts or commodities option contracts.
	11)  Loan money, except by the purchase of debt obligations consistent with the Fund's investment objective and policies.  However, the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions
 (provided that such loans are fully collateralized at all times).  The
 Fund currently intends to limit any such lending of portfolio securities to no more than 5% of its net assets.
	12)  Issue senior securities, as defined in the Investment Company Act of
 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph
 (9) above, and then only to the extent there mentioned.
	13)  Invest more than 5% of the value of the Corporation's net assets in securities of issuers which have been in continuous operation less than three years.
	14)  Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment advisor own individually more than one-half of one percent (0.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.
	15)  Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.
	16) Invest more than 10% of its net assets in the securities of other investment companies, and then only as permitted under the Investment
 Company Act of 1940.
	17)  Invest in securities restricted as to disposition under federal or state securities laws.

	Portfolio Turnover. The Fund makes long-term investments and does not engage in short-term trading strategies. While the Fund's portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund's average portfolio turnover will not exceed 50% annually over periods of several years.
	It is the operating policy of the Fund to hold its securities as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates

Page (4)

Description of the Fund and Its Investments and Risks (continued) available to long-term holders of equity securities. However, when circumstances warrant, securities will be sold without regard to their holding period.

	Risk Factors and Special Considerations:
	a.  Lending Portfolio Securities.  The Fund may lend up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions.  Such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned.  The collateral received by the Fund will be invested in short-term debt instruments.
	Securities lending allows the Fund to retain ownership of the securities loaned and at the same time earn additional income.  Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will bemade only to parties that participate in a lending program monitored by the
 Fund's custodian and who are deemed by it to be of good standing.
 Furthermore, such loans will be made only if, in the judgment of the Fund's management and Board, the consideration to be earned from such loans would justify the risk.
	The Fund complies with the current view of the staff of the Securities and
 Exchange Commission that a mutual fund may engage in such loan transactions only if:  (i) the Fund receives 100% collateral in the form of cash or cash equivalents (e.g., Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the laon at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
	b.  Foreign Securities.  The Fund may invest up to 10% of its net assets directly in foreign securities, although the Fund intends to limit its investments in foreign securities to companies issuing U.S.
 dollar-denominated American Depository Receipts (ADR's) or who otherwise comply with SEC disclosure requirements.
	Foreign securities will expose the Fund to certain risks not present in domestic securities.  These risks are discussed under "Investment Risks" in the prospectus.  In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.
	Foreign markets may also have less protection for investors than the U.S.
 markets.  Foreign issuers may be subject to less government supervision.
 It may also be difficult to enforce legal and shareholder rights in foreign countries.  There is no assurance that the Fund will be able to anticipate these risks or counter their effects.
	c.  Lower-Rated Debt Securities.  The Fund may purchase debt securities rated within the four highest grades of Moody's Investor Service, Inc. or
 Standard & Poor's Corporation.  Debt securities in the fourth highest rating category (BBB or Baa, the lowest investment grade

Page (5)

Description of the Fund and Its Investments and Risks (continued)

 ratings) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. It is the Fund's policy to promptly dispose of a bond whose rating drops below investment grade.
	d. Shareholder Rights. As noted in the prospectus, the Fund may not invest for the purpose of exercising control of management of another company. However, the Fund may exercise its rights as a stockholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other stockholders of those companies if the Fund or its Board of Directors determine that such matters could have a significant effect on the value of the Fund's investment in those companies.
	From time to time, the Fund may engage in activities in conjunction with other stockholders or interested parties which may include, among others, supporting or opposing proposed changes in a company's structure; seeking changes in a company's board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company. In all cases, the Fund will exercise its rights as a stockholder to seek to protect the iinterests og the Fund's shareholders and take actions which the Fund and its Board of Directors determine to be in the best interests of the Fund's shareholders.

Management of the Fund

	Board of Directors.  The operations of the Fund are supervised by its Board of Directors, who are responsible for representing the interests of the
 Fund's shareholders.  The duties of the Fund's directors are established by state and federal law.  In general, directors have a duty to exercise care and prudent business judgment in their oversight of the Fund.  Directors also have a duty to exercise loyalty to the Fund's shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the the Fund and its shareholders.
	The Fund's Board has five members, three of whom are independent of the
 Fund's management.  The two remaining directors are also directors of the
 Fund's investment advisor; therefore they are not considered independent directors for purposes of federal securities law.
	Officers and Directors.  The following information is given for each officer and director of the Fund:  (*indicates persons who are affiliated with BGB, the Fund's investment advisor, and are therefore considered to be
 "interested persons" under the Investment Company Act of 1940, Section
 (2)(a))


Name, Address and Age	   	Position    Principal Occupation(s) for Past 5 Years

William S. Berno* (45)  		President, 	President and Managing Director of
1100 N. Glebe Rd.,        Director    Berno, Gambal & Barbee, Inc. since
Suite 1040                            1994; President  and Director of the
Arlington, VA  22201				              Fund since 1997.

Page (6)

Management of the Fund (continued)
Name, Address and Age	   	Position   	Principal Occupation(s) for Past 5 Years

Scott L. Barbee* (28)		  	Treasurer, 	Treasurer and Managing Director of
1100 N. Glebe Rd.,        Director    Berno, Gambal & Barbee, Inc. since
Suite 1040                            1997; Wharton School M.B.A. candidate
Arlington, VA  22201					             1995-1997;	Investment analyst with
                                      Simmons & Co.,	investment bankers
                                      serving the energy	industry, 1993-95;
                                      Treasurer and Director of	the Fund
                                      since 1997.

Paul Gambal* (40)		      	Secretary  	Chairman, Secretary and Managing
1100 N. Glebe Rd.,                    Berno, Gambal & Barbee, Inc. since
Suite 1040                            1994; Director of Colonial Parking,
Arlington, VA  22201					             Inc. since	1993; Secretary of the Fund
                                      since 1997.


Edward P. Faberman (53)	 	Director   	Attorney with the law firm of Ungaretti
Ungaretti & Harris                    & Harris since 1996; Vice President,
1747 Pennsylvania Ave. N.W            Government Affairs of American Airlines
Suite 900                             1991-1996. Director of the Fund since
Washington, D.C.  20006				    							1997.

Eskander Matta (28)		    	Director   	Investment banker, Credit Suisse First
Credit Suisse First Boston Corp.		   	Boston Corp. since 1996. Harvard
11 Madison Avenue				                	School M.B.A candidate 1994-96. Research
New York, NY  10010			               	Associate with CSC Index, utility
                                      industry	consultants, 1993-94. Research
                                      Associate,	Mercer Management Consulting
                                      1991-93.	Director of the Fund since 1997.

William R. Morris, III (38)           Chairman, Morris McNair & Associates,
Morris McNair & Associates, Inc.     	Inc., a commercial real estate services
888 17th Street, N.W.                 firm, since 1988. Director of the Fund
Suite 1150			since 1988.  Director    since 1997.
Washington, D.C.  20006

Page (7)


Management of the Fund (continued)

	Compensation. The Fund does not pay any fees or compensation to its officers, but directors who are not affiliated with the Fund's investment advisor receive a fee of $500 for each meeting of the Fund's Board of Directors which they attend. In addition, the Fund reimburses its independent directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Fund offers no retirement plan or other benefits to its directors.
	For the Fund's fiscal year ended August 31, 1999, the following table gives the compensation paid to each of the unaffiliated directors of the Fund for their services:

Name and Position		         			Aggregate Compensation from Fund

Edward P. Faberman, Director				            	$1,000
Eskander Matta, Director					               	$1,000
William R. Morris III, Director				         	$1,000


Principal Holders of Shares

	Principal Stockholders.  As of October 15, 1999, the following persons were known to the Fund to be beneficial owners of 5% or more of the outstanding shares of the Fund:

Name and Address		           	Percentage Ownership	  	Type of Ownership

Investec Ernst & Company (1)	       	97.1%			             	Record
One Battery Park Plaza
New York, NY  10004-1478

William S. Berno			                 	11.2%			             	Beneficial
1100 N. Glebe Rd., Suite 1040
Arlington, VA  22201

All officers and directors
as a group:                          	1.5%			             	Record
					                               	18.7%			             	Beneficial

(1) Investec Ernst & Company, a member of the NYSE and the Fund's custodian, is a broker-dealer holding shares in "street name", for the benefit of its brokerage customers including at such time clients of BGB Securities, Inc., the Fund's affiliated broker-dealer.

Investment Advisory Services

	Investment Advisor of the Fund. The Fund is managed by Berno, Gambal & Barbee, Inc. ("BGB") under an Investment Advisory Agreement approved by the Board of Directors and shareholders on March 11, 1998. BGB is a value-oriented investment firm founded in 1994. William Berno, Paul Gambal and Scott Barbee are the principal stockholders of the firm and are therefore considered to be "controlling persons" of the Fund's investment advisor.

Page (8)

Investment Advisory Services (continued)

	Each of the principals of BGB serves as an officer and director of that firm.  William Berno serves as President and a director of BGB, and also holds those same positions with the Fund.  Scott Barbee serves as Treasurer and a director of BGB, and also holds those same positions with the Fund.
 Paul Gambal serves as Chairman, Secretary and a director of BGB, and also holds the position of Secretary of the Fund.
	Investment Advisory Fees.  As compensation for its services to the Fund under the Investment Advisory Agreement, BGB is entitled to receive an annual advisory fee of 1.20% of the Fund's average net assets.
	The Fund pays BGB its advisory fee on a monthly basis, computed based on the average net assets for the preceding month.  For the fiscal year ended
 August 31, 1999, the Fund paid BGB total advisory fees of $15,642.  For the
 Fund's initial fiscal year ended August 31, 1998, the Fund paid BGB total advisory fees of $1,013.
	As a means of reducing the Fund's operating expense ratio in its early periods of operation, BGB has agreed to absorb any other expenses of the
 Fund which exceed 0.30% of the Fund's average net assets during the first three fiscal years of the Fund's operation.
	Advisory Services.  Under the Investment Advisory Agreement, BGB determines the composition of the Fund's portfolio and supervises the investment management of the Fund.  BGB also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities.  BGB furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and directors who are affiliated with BGB.
	The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel;
 interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent;
 brokerage commissions; insurance; expenses of shareholder meetings;
 preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Distributor

	BGB, the Fund's investment advisor, also serves as distributor of the Fund's shares in addition to its portfolio advisory services. BGB receives no additional compensation related to its services as distributor from the Fund.

Custodian

	The Fund uses Investec Ernst & Company, a New York Stock Exchange member firm and registered broker-dealer, as its custodian for cash and securities. Investec Ernst does not participate in the management of the Fund. The Fund has authorized Investec Ernst to deposit portfolio securities in several central depository systems, as allowed by Federal law. Investec Ernst maintains a separate account in the name of the Fund, holds and transfers portfolio securities for the Fund, accepts receipts and makes disbursements of cash on behalf of the Fund, collects and receives all income and other payments on account of the Fund's securities, and makes periodic reports to the Fund's officers concerning the Fund's operations. Investec Ernst & Company's mailing address is One Battery Park Plaza, New York, NY 10004-1478.

Page (9)

Independent Public Accountants

	The Fund has engaged the accounting firm of Bish & Haffey, P.C. to provide accounting services to the Fund, including an annual audit of the Fund's financial statements. Bish & Haffey's address is 50 South Pickett Street,
 Suite 200, Alexandria, VA  22304.

Brokerage Allocation

	Portfolio Transactions. As provided in its Investment Advisory Agreement, BGB is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services.
 For its past two fiscal years, the Fund paid total brokerage commissions of $5,351 in fiscal 1998 and $6,741 in fiscal 1999.
	While BGB seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.
	The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. BGB intends to use BGB Securities, Inc., BGB's affiliated broker-dealer, for brokerage transactions where, in its judgment, BGB will be able to obtain a price and execution at least as favorable as other qualified brokers. BGB
 Securities, Inc. may serve as a broker for the Fund in any securities transaction; however,in order for BGB Securities, Inc. to effect any portfolio transaction for the Fund, the commissions, fees or other remuneration received by BGB Securities, Inc. must be reasonable and fair compared to the commissions, fees and remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on NASDAQ during a comparable period of time. The Fund will not deal with BGB Securities, Inc. in any transaction in which BGB Securities, Inc. acts as a principal. However, BGB Securities, Inc. may serve as broker to the Fund in over-the-counter transactions conducted on an agency basis.
	Brokerage Selection. Allocation of transactions, including their frequency, to various brokers is determined by BGB in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, BGB may also consider the provision of supplemental research services, market information and quotes, or telecommunications services in the selection of brokers to execute portfolio transactions.
	In executing such transactions, BGB makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's financial strength and its risk in positioning a block of securities. Such considerations involve judgment and experience, and are weighed by BGB in determining the overall reasonableness of brokerage commissions paid.
	Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by BGB in servicing all of its accounts, and not all of such services may be used by BGB in connection with the Fund.

Page (10)

Brokerage Allocation (continued)

	The Fund's Board of Directors will review from time to time all of the Fund's portfolio transactions including information relating to the commissions charged by BGB Securities, Inc. to the Fund. The Board will also review information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which BGB Securities, Inc. effects brokerage transactions for the Fund must be reviewed and approved at least annually by a majority of the outside directors of the Fund.
	Commission Payments. BGB Securities, Inc., a wholly-owned subsidiary of the Fund's investment advisor, received $5,351 of brokerage commissions from the Fund in fiscal 1998 and $6,741 during fiscal 1999. These commissions represented 100% of the commissions paid by the Fund in each fiscal year, and 100% of the aggregate dollar amount of brokerage transactions effected during each fiscal year.

Capital Stock and Other Securities

	Common Stock. The Fund will issue new common shares at its most current net asset value. The Fund has authorized common stock of one hundred million shares, $0.001 par value per share. The Fund has registered an indefinite number of shares under Rule 24f-2 of the Investment Company Act of 1940. Each share will have one vote and be freely transferable; shares will also participate equally in any dividend distributions. The shares, when issued and paid for in accordance with the terms of the prospectus, will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.
 The Fund is not authorized to issue any class of securities other than its common stock.

Purchase, Redemption and Pricing of Shares

	Purchase Orders.  Shares of the Fund are offered at net asset value directly by the Fund or through most brokerage accounts.  There are no sales charges (loads) or distribution fees.  The Fund determines its net asset value as described in the prospectus.
	The Fund reserves the right to reject any specific purchase order in its sole discretion.  The Fund also reserves the right to suspend the offering of Fund shares to new investors.  Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund's investment policies.
	Redemptions.  Shares may be redeemed at net asset value, as outlined in the prospectus.  The Fund has elected to be governed by Rule 18f-1 of the
 Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.  Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio.  The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell.  The redeeming

Page (11)

Purchase, Redemption and Pricing of Shares (continued)

 shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. See the "Net Asset Value" section of the prospectus.
	Pricing of Shares. The purchase and redemption price of Fund shares is based on the Fund's next determined net asset value per share. See "How to Purchase Shares" and "How to Redeem Shares" in the prospectus.

Tax Status

	General. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets. The Fund must also distribute, as ordinary income dividends, at least 90% of its investment company taxable income.
	Should the Fund not qualify as a "regulated investment company" under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders.
 Payment of income taxes by the Fund would reduce the Fund's net asset value and result in lower returns to the Fund's shareholders.
	The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax.
 The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

Underwriter

	Continuous Offering.  Shares of the Fund are distributed to the public in a continuous public offering.  The Fund serves as its own underwriter of its public offering, and is under no obligation to distribute any amount of
 Fund shares.  The Fund pays no fees or commissions to any underwriter or dealer in connection with the distribution of its shares.

Calculation of Performance Data

	Method of Calculation. The Fund calculates its performance on a total return basis, assuming reinvestment of all distributions by the shareholder. All performance information provided by the Fund is historical and is not intended to indicate future returns. The Fund's share price and total return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.
	Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. This performance information may be expressed as "average annual return" and as "total return".

Page (12)

Calculation of Performance Data (continued)

	Total return may apply to a particular time period's cumulative return or may also be shown as the increased dollar value of an investment over a particular time period. Total returns reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share over the period.
	The Fund's average annual return is computed in accordance with a standardized method prescribed by SEC rules. The average annual return for a specific period is found by first taking a hypothetical investment of $1,000 in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and is subtracted by the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.
	Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period.
 Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.
	Historical Performance. The following table shows the Fund's total return for the period from May 15, 1998, commencement of operations, to August 31, 1999, the end of the Fund's most recent fiscal year.
 The table compares the Fund's total return to the record of the Russell 2000 Index and the Standard & Poor's 500 Composite Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Fund's total return compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison shows how the Fund's total return compared to the record of a broad index of large capitalization stocks over the same period.
	The Fund has the ability to invest in securities not included in the indices, and its investment portfolio may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Fund, their returns do not include the effect of paying trading costs and the other costs and expenses of investing in a mutual fund.

                              			 		Aegis Value Fund 	Russell 2000	 	S&P 500
Total Return for the year ended           33.86%         28.36%       39.82%
  August 31, 1999
Annualized Total Return for the period
  May 15, 1998 to August 31, 1999	        	7.59%	        -6.19%	     	16.09%

Financial Statements

	The Aegis Value Fund, Inc. completed its latest fiscal year of operation on
 August 31, 1999.  Financial statements audited by the Fund's independent accountants Bish & Haffey, P.C. and schedules of portfolio investments included in the Annual Report to Shareholders of the Fund for the fiscal year ended August 31, 1999 are incorporated herein by reference.  To obtain a copy of the Fund prospectus or the Annual Report to Shareholders, please call (800)528-3780.

Page (13)

Aegis Value Fund, Inc.

Second Annual Report

August 31, 1999
Shareholders' Letter
October 20, 1999

Dear Shareholders:

	We want to again welcome new shareholders of the Aegis Value Fund, Inc. in its first full fiscal year of operation.  We are very happy to have you join us as investors in the Fund, and look forward to helping you achieve consistent and satisfactory growth of your capital for many years into the future.
	As many of you will remember from last year, we wrote to you in our initial annual report at a dark and gloomy time for the stock market.  Your Fund's shares had seen their net asset value decline by a disturbing 17.9% in the brief period from inception on May 15, 1998 to August 31, 1998, with the broad market hitting its actual bottom precisely on that date.  It was a good lesson in humility, but one which we hope not to repeat anytime soon!
	This year we are pleased to inform you that your Fund has fully recovered from that initial very awkward stumble and has been moving higher with what we like to view as grace and aplomb.  As of August 31, 1999, the net asset value of your Fund's shares stood at $10.87, an increase of 32.40% from the
 $8.21 figure a year ago.  If we assume reinvestment of the Fund's 1998 distribution, then the total return for the Fund's fiscal year was 33.86%.
	During the fiscal year, the Fund made an income distribution of 12 cents per share, representing 8 cents of dividends and 4 cents of short-term capital gains.  The distribution was payable on December 21, 1998 to shareholders of record as of December 18, 1998.
	By the measure that counts the most-performance-we believe that your Fund had a successful year.  We measure ourselves against the benchmark of the
 Russell 2000 index, which encompasses a broad base of smaller stocks.
 Your Fund's 33.86% total return comfortably exceeded the Russell 2000's total return of 28.36%.
	However, the Fund somewhat lagged the Standard & Poor's 500 index, a benchmark for large stocks.  The S&P 500 had a total return of 39.82%.
 Please keep in mind that the makeup of the S&P 500 index, primarily larger growth stocks, is significantly different from the portfolio composition and risk profile of your Fund.  We provide the S&P 500 results to you simply because they are so widely used in the mutual fund industry as a performance benchmark.
	The Fund's solid return for its fiscal year was primarily due to two factors.  First, we were fortunate to be starting from a very low base.
 As we mentioned, we could hardly have picked a worse time to mark the end of our first fiscal year.  The market just plain got walloped in the last few days of that period.  By the time this fiscal year began, the abysmal summer 1998 stock market had run its course and was ready for a nice recovery.  So the wind was at our backs.
	Second, we found that the best bargains were available in the manufacturing companies that had been severely hurt by the Asian economic situation.  As the year went on, the Asian problem receded and many of these companies saw significant gains in their stock prices.  This will probably be a common theme for your Fund-capitalizing on unfounded fears in the market.
	The groups which have lagged in the past year, financial and service stocks, fortunately represent a relatively small portion of your Fund's portfolio.  Over the longer term, you should expect us to have a much larger position in financial stocks, which are classic value investments.
 We have been slow to invest in that area because interest rates have been rising, and we are somewhat concerned about credit quality in today's economy.  So far, this caution has been proper.
	While there are always potential dark clouds in the economic outlook, we are relatively optimistic about the economy in the near future.  We believe that production has been somewhat retarded this year by preparations for the "Y2K" problem, and that the incipient recovery in
 Asia will boost demand for American goods.  In addition, next year will be helped by the "millenium" hoopla, and the presidential election would also tend to argue for a healthy economy.
	Our much bigger concern is the speculative nature of some segments of the current stock market.  Any thoughtful investor must weigh the possible risks against the potential rewards in their investment process.  We are very uncomfortable with the level of, for lack of a better term,
 "entitlement" which has been bred by this long bull market.  Stock market wealth is usually built in years, not days.
	We have been in the market long enough to remember times when people were a bit frightened to buy stocks and very anxious to sell them.  Today, not only is one considered foolish not to own stocks, but it seems the
 "smartest" thing to do is to buy the stocks which have gone up the most!
 This is really a 180 degree turnaround from 10-15 years ago.
	It is our job as your Fund's managers to look for genuine bargains in the market, and to pay at least as much attention to the risks as the potential returns.  You will be interested to know that we chose the name "Aegis"
 because it is the Greek word for shield.  The stock market will always go up and down.  We would like the Fund to lose less in a down market than go up the most in a good market.  That's what value investing is all about.
 We hope to construct a portfolio that can weather any of the market's potential storms.
	To prove our point, die-hard bargain hunters will be pleased to know that we have not chased the market's glamorous darlings.  The Fund's portfolio at September 30, 1999 had a weighted average ratio of price to book value of 0.95 and price to revenues of 0.60.  This placed the valuation of your
 Fund's average holding in the bottom 12% of all U.S. stocks, comparable to the valuations in the portfolio one year ago.
	This "box" of stock characteristics (small and cheap) has been a very lucrative sector over the years, and we are counting on the pattern continuing in the future.  Based on our research, we believe that our companies are at least average in quality, even though they trade at big discounts to the market.  If they can eventually trade at the market's average value, the Fund will have very healthy returns for you as an investor.
	And for us.  Remember that your Fund's managers have a sizable portion of our personal net worth invested with you in the Fund, and we strongly believe that we should share in the risks as well as the rewards of your investment.  We are fellow shareholders, not just employees.
	It's our feeling that smaller value stocks could perform exceptionally well over the next several years, and we will do our best to take full advantage.  We are grateful for your confidence in us, and are delighted that you have chosen to join us as investors in the Fund.

			Sincerely,

			BERNO, GAMBAL & BARBEE, INC.
			William S. Berno
			Paul Gambal
			Scott L. Barbee
			Managing Directors



Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 1999

Common Stocks - 94.7%                  	Shares         Market Value

Industrial Cyclicals - 23.1%
Commonwealth Industries, Inc.            5,500            $  79,062
Ethyl Corporation                       11,000               58,437
LTV Corporation                          6,000               34,500
P.H. Glatfelter Company                  3,000               39,563
Quipp, Inc.                              2,000               29,750
Ryerson Tull, Inc.                         958               18,142
Stewart and Stevenson, Inc.              7,000               83,125
                            Sub Total                       342,579

Finance and Real Estate - 16%
Acceptance Insurance Companies, Inc.     1,500            $  19,875
Capital Transamerica Corporation           500                7,000
Castle and Cooke, Inc.                   2,000               28,500
Crazy Woman Creek Bancorp, Inc.          1,600               19,300
First Union Real Estate Equity and
     Mortgage Investments               15,000               80,625
Kranzco Realty Trust                     1,500               17,625
PFF Bancorp, Inc.                        1,000               19,875
Redwood Trust, Inc.                      2,500               35,156
                            Sub Total                       227,956

Services - 6.9%
International Shipholding Corporation	   2,000	         	 $  23,375
Maritrans, Inc.				                      6,800		             34,425
Medical Alliance, Inc.			                4,000	        	     45,000
							                     Sub Total                       102,800

Consumer Durables - 9.4%
Audiovox Corporation-Class A		           5,000        		     70,625
TBC Corporation				                      9,500	        	     68,281
							                     Sub Total                       138,906

Energy and Natural Resources - 9%
Asarco, Inc.                             2,000               41,750
Lufkin Industries, Inc.                  2,000               31,750
McMoran Exploration, Inc.                1,875               37,852
Offshore Logistics, Inc.                 1,000               11,688
                            Sub Total                       123,040

Textiles and Apparel - 5.3%
Angelica Corporation                			  3,000	        	     37,125
Premiumwear, Inc.			                     8,100	        	     41,513
							                     Sub Total                        78,638

Technology - 13.9%
CAM Data Systems, Inc.             			  3,000	         	     24,375
Datatrak International			                 666		               2,706
Electroglas, Inc.				                   1,000	         	     19,250
Onix Systems, Inc.			                   9,500         		     57,000
Sparton Corporation			                  8,000	         	     48,500
Spectrian Corporation (Delaware)		      1,000		              14,750
Speedfam International			               1,500	         	     14,812
Standard Microsystems, Inc.		           3,000		              24,750
							                     Sub Total                       206,143

Agriculture - 7.6%
Agco Corporation               		    	  2,000         	     20,750
The Andersons, Inc.		    	              6,000        		     62,625
DIMON, Inc.			    	                     7,000	        	     29,750
							                     Sub Total                      113,125

Retail and Entertainment - 4.9%
Bowl America Inc. - Class A		           8,600	        	     60,200
Marsh Supermarkets Inc. - Class B		     1,000        		     13,000
							                     Sub Total                       73,200

	Total - 94.7%  (Identified Cost $1,323,901)	           $1,406,387

Rights and Warrants - 0.6%
Coast Federal Contingent Payment Rights 7,000                9,187

	Total -0.6%  (Identified Cost $47,737)              		$     9,187

Cash - 4.6%					                                      	$    67,630

Dividends and interest receivable - 0.1% 		           	$     1,407

	                   	Total Assets - 100.0%	 	        $   1,484,611


The accompanying notes are an integral part of this financial statement.

Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 1999

Assets

   Investments in securities, at market value -
      identified cost $1,371,638	                   $	 1,415,574

   Cash							                                            67,630

   Dividends and interest receivable	           			        1,407

	Total assets (all current)                      				  1,484,611


Liabilities

   Due to investment advisor (Note 5)			                   3,602

	Total liabilities (all current)			                        3,602

Net Assets

   Net assets (equivalent to $10.87 per share based on
      136,192.276 shares of capital stock outstanding)
         (Note 6)                               						$1,481,009


The accompanying notes are an integral part of this financial statement.

Aegis Value Fund, Inc.
Statement of Operations
For the Year Ended August 31, 1999


Investment Income

   Income
      Dividends		             		$ 36,082
      Interest	                    2,454
		Total income			                                     	$   38,536

   Expenses
      Investment advisory fees		  15,642
      Insurance				                3,911
		Total expenses				                                       19,553

		Investment income - net			                               18,983


Realized and unrealized gain on investments
   Net realized gain on investments				                   142,720
   Change in unrealized appreciation of
      investments for the period				                      162,209

   Net gain on investments					                           304,929

Net increase in net assets resulting from operations  		$ 323,912


The accompanying notes are an integral part of this financial statement.

Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Year Ended August 31, 1999

Increase in net asset from operations

 Investment income - net                                $  18,983
 Net realized gain on investments                         142,720
 Changes in unrealized appreciation                       162,209

  Net increase in net assets resulting from operations  $ 323,912

Distributions

 Investment income - net                                $  -9,240
 Realized capital gains                                    -4,724

  Total distributions                                   $ -13,964

Capital share transactions

 Issuances (53,785.394 shares)                          $ 517,540
 Issuances in lieu of cash
             distributions (1,477.712 shares)              13,964
 Redemptions (21,983.694 shares)                         -205,409

  Total share proceeds                                    326,095

  Total increase in net assets                          $ 636,043

Net Assets

 Beginning of fiscal year                               $ 844,966
 End of fiscal year (including undstributed net
                    investment income of $10,382)    $  1,481,009


The accompanying notes are an integral part of this financial statement.


Aegis Value Fund, Inc.
Financial Highlights
For the Year Ended August 31, 1999

Per share data (for a share outstanding throughout the period):

Net asset value - beginning of period                   $   8.21

Income from investment operations -
  Net investment income                                 $   0.16
  Net realized and unrealized gain on investments           2.62
           Total from investment operations             $   2.78

Less distributions declared to shareholders
  From investment income - net                          $  -0.08
  From realized capital gains                              -0.04
           Total distributions                          $  -0.12

Net asset value at end of period                        $  10.87

Total return                                               33.86%

Ratios (to average net assets)/Supplemental data:
Expenses                                           1.50% (1)
Net investment income                              1.46%
Portfolio turnover                                 33%
Average commission rate                            $0.05

Net assets at end of period (000's)                $1,481

(1) The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ration would have been:
          Net investment income                    $0.04
    Ratios (to average net assets):
          Expense ratio                             2.62%
          Net investment income                     0.34%

The accompanying notes are an integral part of this financial statement.



Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 1999

1.  Organization
 Aegis Value Fund ("the Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on October 22, 1997 and commenced operations on May 15, 1998. There was no operating activity before May 15, 1998.

2.  Summary of Significant Accounting Policies
 Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market System) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricte securities and other securities for which quotations are not readily available are valued as determined by the Board of Directors.

 Federal income taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shaeholders. There-fore, no federal income tax provision is required.

 Cash and cash equivalents. For purposes of the statements of cash flows, the Fund considers all highly liquid investments to be cash equivalents.

 Distributions to shareholders. Dividends to shareholders are recorded on the ex-dividend date.

 Organization costs. Organization costs consist of costs incurred to establish the Fund and legally equip it to engage in business. The costs are amortized using the straight-line method over a period of 60 months beginning from the date operations commence. If any of the original shares are redeemed by their holder prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized organization costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption. Reimbursement of the registrant for the amount of the pro rata share will nor be used in lieu of reduction of redemption proceeds.

 Offering costs. Offering costs represent costs associated with the sale of the Fund's securities and costs incurred up to the date of filing its Registration Statement with the U. S. Securities and Exchange Commission. These costs were paid by the Fund's investment advisor.

 Broker commissions. It is the Fund's policy to pay broker commissions at a rate of five cents per share on its transactions.

 Other. The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.   Investment Advisory and Custodian Agreements
 The Fund pays advisory fees for investment management and advisory services under a management agreement (Agreement) that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the investment advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's avarage daily net assets for any full fiscal year. The Agreement shall remain in force through March 11, 2000 and may be renewed for additional two year periods thereafter.
 The Fund has entered into an agreement with a custodian (Investec Ernst & Company) to hold and administer securities and cash of the Fund. The agreement may be terminated by either party on 90 days' written notice.

4.  Investment Transactions
	Purchases and sales of investment securities were $737,530 and $408,796, respectively, for the year ended August 31, 1999. The specific identification method is used to determine cost basis when calculating realized gains and losses. As of August 31, 1999, the unrealized appreciation on investments was $43,936; accumulated undistributed net realized gains on investment transactions totaled $139,694.

5.  Due to Investment Advisor
	Certain officers and directors of the Fund are also officers and directors of the investment advisor. The unpaid investment advisory fee accrued through August 31, 1999 was $3,602. The investment advisor also paid expenses on behalf of the Fund, consisting mostly of legal, accounting and insurance costs.

6.  Net Assets
	Net assets consists of the following as of August 31, 1999:

Common stock ($0.001 par value, 100,000,000
   shares authorized, 136,192.276 shares outstanding)   	$      136

Paid-in capital		                                   				  1,286,861

Undistributed investment income		                    		      10,382

Accumulated net realized gains (losses)			                  139,694

Unrealized appreciation of investments			                    43,936

      	Total					                                       	$1,481,009


Aegis Value Fund, Inc.
Independent Auditor's Report

Bish & Haffey, P.C.
50 South Pickett Street
Suite 200
Alexandria, VA  22304

						September 17, 1999

To the Shareholders and
   Board of Directors of
      Aegis Value Fund, Inc.

	We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 1999, and the related statements of operations, cash flows, changes in net assets, and the selected per share data and ratios for the year then ended. The financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

	In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 1999, the results of its operations, cash flows, changes in its net assets and the selected per share data and ratios for the year then ended, in conformity with generally accepted accounting principles.

                                       					Bish & Haffey, P.C.


Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (800)528-3780
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Eskander Matta
William R. Morris III

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Investec Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304


                       CONSENT OF INDEPENDENT AUDITORS
We consent to the reference to our firm under the captions "Financial Highlights", "Independent Accountants", and "Financial Statements", and to the use of our report dated September 17, 1999 included in this Registration Statement (Form N-1A Nos. 333-49241 and 811-9174) of Aegis Value Fund, Inc.

                                              /s/ Bish & Haffey, P.C.
Alexandria, VA
October 28, 1999